Exhibit 10.4

U.S. SUBSCRIPTION AGREEMENT

STERLING MINING COMPANY

2201 Government Way, Suite E

Coeur d’Alene, ID 83814

THE UNITS, CONSISTING OF COMMON STOCK AND WARRANTS (INCLUDING THE COMMON STOCK UNDERLYING THE WARRANTS) OF STERLING MINING COMPANY DESCRIBED IN THE STATEMENT OF OFFERING DATED JUNE 30, 2007 (the “Statement”), AND THIS SUBSCRIPTION AGREEMENT (this “Agreement”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“Act”), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase from Sterling Mining Company, an Idaho corporation (the “Company”) Units, in the amounts and subject to the terms set forth in the Statement and this Agreement. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that he, she or it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1. SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of                      Units. The undersigned is tendering to the Company:

(a) one signed copy of this Agreement; and

(b) payment in the amount of $3.25 per Unit, or a total of $             .

2. GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a) The undersigned is over the age of 18 years.

(b) The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities.

(c) The undersigned has received and read the Statement with respect to the purchase of these securities, including each of the Company’s SEC reports incorporated therein by reference, and understands the risk of an investment in the Company and acknowledges that an investment in the Company involves high risks.

(d) The undersigned, either alone or with the assistance of one or more advisers engaged by him or her, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

(e) The undersigned has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company.

(f) All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned’s suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned’s signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned’s personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned’s advisers.

(g) The undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(h) The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement.

(i) The undersigned has adequate means of providing for his, her or its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(j) The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment may be refunded with interest and without deduction of expenses.

3. REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Act. The undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act, except as specifically provided in the Statement. The certificates and instruments representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

[NOTE: Please Initial All Applicable “YES” Answers Under Items 4 & 5]

4. PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

Yes  ☐    No  ☐

INITIAL

(b) My individual income in the past two calendar years exceeded $200,000 in each such year, and I reasonably expect my individual income will exceed $200,000 in the current calendar year.

Yes  ☐    No  ☐

INITIAL

(c) The joint income of my spouse and I in the past two calendar years exceeded $300,000 in each such year, and I reasonably expect our joint income will exceed $300,000 in the current calendar year.

Yes  ☐    No  ☐

INITIAL

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes  ☐    No  ☐

INITIAL

5. BUSINESS FINANCIAL INFORMATION. The following information pertaining to the undersigned as a corporation, partnership, or other legal entity is being provided here in lieu of furnishing a financial statement.

(a) The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and investment decisions are made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor and the employee benefit plan has total assets in excess of $5,000,000.

Yes  ☐    No  ☐

INITIAL

(b) The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and the employee benefit plan is a self-directed plan with investment decisions made solely by persons who satisfy one or more of the other criteria set forth in Items 4 and 5, and the employee benefit plan has total assets in excess of $5,000,000.

Yes  ☐    No  ☐

INITIAL

(c) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

Yes  ☐    No  ☐

INITIAL

(d) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Yes  ☐    No  ☐

INITIAL

(e) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

Yes  ☐    No  ☐

INITIAL

(f) The undersigned is an entity in which all of the equity owners are accredited investors under the criteria set forth in Items 4 and 5.

Yes  ☐    No  ☐

INITIAL

6. INDEMNITY. The undersigned hereby agrees to indemnify the Company and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorney’s fees) incurred on account of or arising out of:

(a) any inaccuracy in his or her declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with his or her subscription;

(b) the disposition of any portion of the securities which he or she will receive, contrary to his or her declarations, representations, and warranties set forth herein; and

(c) any action, suit, or proceeding based on (i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, or (ii) the disposition of any of the securities or any part hereof.

7. SETOFF. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorney’s fees) which are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

8. REGISTRATION. In the event the Company proposes to file a Registration Statement pursuant to the Agency Placement as described in the Statement, the Company agrees to register the common shares purchased or purchasable by the undersigned by including them in the Registration Statement, subject to all regulatory limitations and restrictions. By the execution of this Agreement, the undersigned agrees to the inclusion of the undersigned’s securities in the Registration Statement and agrees to be bound by all of the duties, obligations, and indemnifications contained in any written registration rights agreement entered into by the Company with investors in the Agency Placement.

9. MISCELLANEOUS. The undersigned further understands, acknowledges, and agrees that:

(a) This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(c) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

(d) The undersigned will hold title to the securities as follows:

Community Property

Joint Tenants, with Right of Survivorship

Tenants in Common

Individual or Separate Property

Single Person

Other

(Corporation, Trust, Etc., Please Indicate)

AGREED AND ENTERED INTO this      day of             , 2007.

Tax Identification Number or Social Security Number	Type or Print Name of Subscriber(s) in exact Form to be Used on Records of the Company

Address:

Number and Street	Signature

City, State, and Zip	Signature of Joint Subscriber, If Any

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this      day of              2007.

STERLING MINING COMPANY

By
Duly Authorized Officer